File Number: 333-114557	As filed with the Securities and Exchange Commission on June 30, 2004.

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT NO. 3
TO
FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

INTERFACE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Georgia	2822	58-1451243
(State or Other Jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer
Incorporation or Organization)	Classification Code Number)	Identification Number)

2859 Paces Ferry Road, Suite 2000, Atlanta, Georgia 30339
(770) 437-6800
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Raymond S. Willoch, Esquire
Senior Vice President-Administration, General Counsel and Secretary
Interface, Inc.
2859 Paces Ferry Road, Suite 2000, Atlanta, Georgia 30339
(770) 437-6800
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
W. Randy Eaddy, Esquire
Kilpatrick Stockton LLP
1100 Peachtree Street, Atlanta, Georgia 30309-4530
Telephone: (404) 815-6500

     Approximate date of commencement of proposed sale to the public: July 7, 2004.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: ☐

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering: ☐

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

     This Amendment No. 3 is being filed solely to include as part of the Registration Statement Exhibit 5 indicated in Part II. A new consent of accountants is also included consistent with applicable rules.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers.

     As provided under Georgia law, the Registrant’s Articles of Incorporation, as amended, provide that a director shall not be personally liable to the Registrant or its shareholders for monetary damages for breach of duty of care or any other duty owed to the Registrant as a director, except that such provision shall not eliminate or limit the liability of a director (1) for any appropriation, in violation of his duties, of any business opportunity of the Registrant, (2) for acts or omissions which involve intentional misconduct or a knowing violation of law, (3) for unlawful corporate distributions, or (4) for any transaction from which the director received an improper benefit.

     Under Article VII of the Registrant’s Bylaws, as amended, the Registrant is authorized to indemnify its officers and directors for any liability and expense incurred by them in connection with or resulting from any threatened, pending or completed legal action or other proceeding or investigation by reason of his being or having been an officer or director. An officer or director may only be indemnified if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Registrant, and, with respect to a criminal matter, he did not have reasonable cause to believe that his conduct was unlawful. No officer or director who has been adjudged liable for the improper receipt of a personal benefit is entitled to indemnification.

     Any officer or director who has been wholly successful on the merits or otherwise in an action or proceeding in his official capacity is entitled to indemnification as to expenses by the Registrant. All other determinations in respect of indemnification shall be made by either: (1) a majority vote of a quorum of disinterested directors; (2) independent legal counsel selected in accordance with the Bylaws and at the request of the Board; or (3) the holders of a majority of the Registrant’s stock who at such time are entitled to vote for the election of directors.

     The provisions of the Registrant’s Bylaws on indemnification are consistent in all material respects with the laws of the State of Georgia, which authorize indemnification of corporate officers and directors.

     The Registrant’s directors and officers are insured against losses arising from any claim against them as such for wrongful acts or omissions, subject to certain limitations.

Item 21. Exhibits and Financial Statement Schedules.

(a) The following exhibits are filed as part of this Registration Statement:

Exhibit
Number		Description of Exhibit
3.1	—	Restated Articles of Incorporation (included as Exhibit 3.1 to the Company’s quarterly report on Form 10-Q for the quarter ended July 5, 1998 previously filed with the Commission and incorporated herein by reference).

3.2	—	Bylaws, as amended and restated (included as Exhibit 3.2 to the Company’s quarterly report on Form 10-Q for the quarter ended April 1, 2001, previously filed with the Commission and incorporated herein by reference).

4.1	—	See Exhibits 3.1 and 3.2 for provisions in the Company’s Articles of Incorporation and Bylaws defining the rights of holders of Common Stock of the Company.

4.2	—	Rights Agreement between the Company and Wachovia Bank, N.A., dated as of March 4, 1998, with an effective date of March 16, 1998 (included as Exhibit 10.1A to the Company’s registration statement on Form 8-A/A dated March 12, 1998, previously filed with the Commission and incorporated herein by reference).

Exhibit
Number		Description of Exhibit
4.3	—	Form of Indenture governing the Company’s 7.3% Senior Notes due 2008, among the Company, certain U.S. subsidiaries of the Company, as Guarantors, and First Union National Bank, as Trustee (the “1998 Indenture”) (included as Exhibit 4.1 to the Company’s registration statement on Form S-3/A, File No. 333-46611, previously filed with the Commission and incorporated herein by reference); Supplement No. 1 to the 1998 Indenture, dated as of December 31, 2002 (included as Exhibit 4.4 to the Company’s annual report on Form 10-K for the year ended December 31, 2002 (the “2002 10-K”), previously filed with the Commission and incorporated herein by reference); and Supplement No. 2 to the 1998 Indenture, dated as of June 18, 2003 (included as Exhibit 4.2 to the Company’s quarterly report on Form 10-Q for the quarter ended June 29, 2003 (the “2003 Second Quarter 10-Q), previously filed with the Commission and incorporated herein by reference).

4.4	—	Indenture governing the Company’s 10.375% Senior Notes due 2010, among the Company, certain U.S. subsidiaries of the Company, as Guarantors, and First Union National Bank, as Trustee (the “2002 Indenture”) (included as Exhibit 4.5 to the Company’s annual report on Form 10-K for the year ended December 30, 2001, previously filed with the Commission and incorporated herein by reference); and Supplemental Indenture related to the 2002 Indenture, dated as of December 31, 2002 (included as Exhibit 4.5 to the 2002 10-K previously filed with the Commission and incorporated herein by reference); and Second Supplemental Indenture related to the 2002 Indenture, dated as of June 18, 2003 (included as Exhibit 4.3 to the 2003 Second Quarter 10-Q previously filed with the Commission and incorporated herein by reference).

4.5	—	Indenture governing the Company’s 9.5% Senior Subordinated Notes due 2014, dated as of February 4, 2004, among the Company, certain subsidiaries of the Company, as guarantors, and SunTrust Bank, as Trustee (the “2004 Indenture”) (included as Exhibit 4.6 to the Company’s annual report on Form 10-K for the year ended December 28, 2003 (the “2003 10-K”), previously filed with the Commission and incorporated herein by reference).

4.6	—	Registration Rights Agreement related to the Company’s 9.5% Senior Subordinated Notes due 2014, dated as of February 4, 2004, among the Company, certain subsidiaries of the Company, as guarantors, and Wachovia Capital Markets, LLC, Citigroup Global Markets Inc. and Fleet Securities, Inc. (included as Exhibit 4.7 to the 2003 10-K previously filed with the Commission and incorporated herein by reference).

4.7	—	Form of exchange note (included in Exhibit 4.5).

5	—	Opinion of Kilpatrick Stockton LLP.

8	—	Tax Opinion of Kilpatrick Stockton LLP.*

12	—	Computation of Ratio of Earnings to Fixed Charges.*

23.1	—	Consent of Kilpatrick Stockton, LLP (see Exhibit 5).

23.2	—	Consent of BDO Seidman, LLP.

24	—	Power of Attorney (see signature page of this Registration Statement).

25	—	Statement of Eligibility of Trustee under the Trust Indenture Act on Form T-1.*

99.1	—	Form of Transmittal Letter.*

99.2	—	Form of Notice of Guaranteed Delivery.*

*Previously filed.

(b) Financial Statement Schedules: None

(c) Reports, Opinions or Appraisals: Not Applicable.

Item 22. Undertakings.

(a) The undersigned Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”);

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the registration statement;

provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the Registration Statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are incorporated by reference in the registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions of the Articles of Incorporation or Bylaws or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(d) The undersigned Registrant hereby undertakes that:

     (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

     (2) For purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(e) The undersigned Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

(f) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(g) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

INTERFACE, INC.
By:	/s/ Daniel T. Hendrix
Daniel T. Hendrix
President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature	Position
/s/ Daniel T. Hendrix Daniel T. Hendrix	President, Chief Executive Officer and Director (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch	Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
* Ray C. Anderson	Chairman of the Board of Directors
* Edward C. Callaway	Director
* Dianne Dillon-Ridgley	Director

(Signatures continue on next page)

* Carl I. Gable		Director
* June M. Henton		Director
* Christopher G. Kennedy		Director
* J. Smith Lanier, II		Director
* James B. Miller, Jr.		Director
* Thomas R. Oliver		Director
* Clarinus C. Th. van Andel		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

ARCHITECTURAL FLOORS, INC.
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* David L. Prosser		President (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Treasurer (Principal Financial and Accounting Officer)
* Daniel T. Hendrix		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

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SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

BENTLEY PRINCE STREET, INC.
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* Anthony P. Minite		President (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Treasurer (Principal Financial and Accounting Officer)
* Daniel T. Hendrix		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

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SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

BENTLEY MILLS, INC.
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* Daniel T. Hendrix		President and Director (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Treasurer (Principal Financial and Accounting Officer)
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

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SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

INTERFACE FABRICS ELKIN, INC. (FORMERLY KNOWN AS INTERFACE FABRICS GROUP SOUTH, INC.)
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* Christopher J. Richard		President (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Assistant Treasurer (Principal Financial and Accounting Officer)
* Daniel T. Hendrix		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

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SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

CARPET SERVICES OF TAMPA, INC.
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* David L. Prosser		President (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Treasurer (Principal Financial and Accounting Officer)
* Daniel T. Hendrix		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

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SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

COMMERCIAL FLOORING SYSTEMS, INC.
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* David L. Prosser		President (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Treasurer (Principal Financial and Accounting Officer)
* Daniel T. Hendrix		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

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SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

FLOORING CONSULTANTS, INC.
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* David L. Prosser		President (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Treasurer (Principal Financial and Accounting Officer)
* Daniel T. Hendrix		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

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SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

INTERFACE FABRICS GUILFORD, INC. (FORMERLY KNOWN AS INTERFACE FABRICS GROUP NORTH, INC.)
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* Christopher J. Richard		President (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Assistant Treasurer (Principal Financial and Accounting Officer)
* Daniel T. Hendrix		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

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SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

INTERFACE AMERICAS, INC.
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* John R. Wells		President and Chief Executive Officer (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Treasurer (Principal Financial and Accounting Officer)
* Daniel T. Hendrix		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

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SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

INTERFACE ARCHITECTURAL RESOURCES, INC.
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* Daniel T. Hendrix		President and Director (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Treasurer (Principal Financial and Accounting Officer)
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

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SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

INTERFACE FABRICS, INC. (FORMERLY KNOWN AS INTERFACE FABRICS GROUP, INC.)
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* Christopher J. Richard		President and Chief Executive Officer (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Assistant Treasurer (Principal Financial and Accounting Officer)
* Daniel T. Hendrix		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

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SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

INTERFACE FABRICS MARKETING, INC. (FORMERLY KNOWN AS INTERFACE FABRICS GROUP MARKETING, INC.)
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* Christopher J. Richard		President and Chief Executive Officer (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Assistant Treasurer (Principal Financial and Accounting Officer)
* Daniel T. Hendrix		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

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SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

INTERFACE FLOORING SYSTEMS, INC.
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* John R. Wells		President (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Treasurer (Principal Financial and Accounting Officer)
* Daniel T. Hendrix		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

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SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

INTERFACE OVERSEAS HOLDINGS, INC.
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* Daniel T. Hendrix		President, Chief Executive Officer and Director (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Treasurer (Principal Financial and Accounting Officer)
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

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SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

INTERFACE TEKNIT, INC.
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* Christopher J. Richard		President (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Assistant Treasurer (Principal Financial and Accounting Officer)
* Daniel T. Hendrix		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

(Signatures continue on next page.)

SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

INTERFACEFLOR, INC.
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* Gregory E. Colando		President (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Treasurer (Principal Financial and Accounting Officer)
* Daniel T. Hendrix		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

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SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

PANDEL, INC.
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* John R. Wells		President (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Treasurer (Principal Financial and Accounting Officer)
* Daniel T. Hendrix		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

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SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

QUAKER CITY INTERNATIONAL, INC.
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* David L. Prosser		President (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Treasurer (Principal Financial and Accounting Officer)
* Daniel T. Hendrix		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

(Signatures continue on next page)

SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

RE:SOURCE AMERICAS ENTERPRISES, INC.
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* David L. Prosser		President (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Treasurer (Principal Financial and Accounting Officer)
* Daniel T. Hendrix		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

(Signatures continue on next page)

SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

RE:SOURCE COLORADO, INC.
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* David L. Prosser		President (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Treasurer (Principal Financial and Accounting Officer)
* Daniel T. Hendrix		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

(Signatures continue on next page)

SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

RE:SOURCE MINNESOTA, INC.
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* David L. Prosser		President (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Treasurer (Principal Financial and Accounting Officer)
* Daniel T. Hendrix		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

(Signatures continue on next page)

SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

RE:SOURCE NORTH CAROLINA, INC.
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* David L. Prosser		President (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Treasurer (Principal Financial and Accounting Officer)
* Daniel T. Hendrix		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

(Signatures continue on next page)

SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

RE:SOURCE NEW JERSEY, INC.
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* David L. Prosser		President (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Treasurer (Principal Financial and Accounting Officer)
* Daniel T. Hendrix		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

(Signatures continue on next page)

SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

RE:SOURCE NEW YORK, INC.
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* David L. Prosser		President (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Treasurer (Principal Financial and Accounting Officer)
* Daniel T. Hendrix		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

(Signatures continue on next page)

SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

RE:SOURCE OREGON, INC.
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* David L. Prosser		President (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Treasurer (Principal Financial and Accounting Officer)
* Daniel T. Hendrix		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

(Signatures continue on next page)

SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

RE:SOURCE SOUTH FLORIDA, INC.
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* David L. Prosser		President (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Treasurer (Principal Financial and Accounting Officer)
* Daniel T. Hendrix		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

(Signatures continue on next page)

SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

RE:SOURCE SOUTHERN CALIFORNIA, INC.
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* David L. Prosser		President (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Treasurer (Principal Financial and Accounting Officer)
* Daniel T. Hendrix		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

(Signatures continue on next page)

SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

RE:SOURCE WASHINGTON, D.C., INC.
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* David L. Prosser		President (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Treasurer (Principal Financial and Accounting Officer)
* Daniel T. Hendrix		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

(Signatures continue on next page)

SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

SOUTHERN CONTRACT SYSTEMS, INC.
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* David L. Prosser		President (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Treasurer (Principal Financial and Accounting Officer)
* Daniel T. Hendrix		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

(Signatures continue on next page)

SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

SUPERIOR/REISER FLOORING RESOURCES, INC.
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* David L. Prosser		President (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Treasurer (Principal Financial and Accounting Officer)
* Daniel T. Hendrix		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

(Signatures continue on next page)

SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

INTERFACE FABRICS FINISHING, INC. (FORMERLY KNOWN AS INTERFACE FABRICS GROUP FINISHING, INC.)
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* Christopher J. Richard		President (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Assistant Treasurer (Principal Financial and Accounting Officer)
* Daniel T. Hendrix		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

(Signatures continue on next page)

SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

INTERFACE AMERICAS HOLDINGS, LLC BY: INTERFACE, INC., Manager
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* Daniel T. Hendrix		President and Chief Executive Officer of Member (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Chief Financial Officer of Member (Principal Financial and Accounting Officer)
Interface, Inc.		Manager
By:	/s/ Patrick C. Lynch Patrick C. Lynch Vice President
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

(Signatures continue on next page)

SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

INTERFACE REAL ESTATE HOLDINGS, LLC

BY:	BENTLEY PRINCE STREET, INC., as sole member
By:	/s/ Patrick C. Lynch
Patrick C. Lynch
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* Anthony P. Minite		President of Member (Principal Executive Officer)
/s/ Patrick C. Lynch Patrick C. Lynch		Vice President and Treasurer of Member (Principal Financial and Accounting Officer)
* Daniel T. Hendrix		Director of Member
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

(Signatures continue on next page)

SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned has duly caused this amendment no. 3 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 30, 2004.

STRATEGIC FLOORING SERVICES, INC.
By:	*
John Costa
President

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to its registration statement has been signed on June 30, 2004 by the following persons in the capacities indicated.

Signature		Position
* John Costa		President (Principal Executive Officer)
* Keith E. Wright		Treasurer (Principal Financial and Accounting Officer)
* John R. Wells		Director
/s/ Patrick C. Lynch Patrick C. Lynch		Director
By:	/s/ Patrick C. Lynch Patrick C. Lynch as attorney-in-fact

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
5	Opinion of Kilpatrick Stockton LLP.

23.2	Consent of BDO Seidman, LLP.